Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2004
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                             Southwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                     0-23064                73-1136584
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(State or other jurisdiction       (Commission file          (IRS Employer
     of incorporation)                 number)            Identification Number)


               608 South Main Street, Stillwater, Oklahoma 74074
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              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (405) 372-2230
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial Statements. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Exhibits. Exhibit 99--Letter dated April 16, 2004

Item 5. Other Events and Required Regulation FD Disclosure.
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         Southwest's letter dated April 16 2004, included as Exhibit 99 regarding the commitment of Rick Green, President and Chief Executive Officer of the Registrant, to propose certain changes to the Registrant's 1999 Stock Option Plan, is filed under Item 5 of this Form 8-K. Southwest Bancorp, Inc.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Southwest Bancorp, Inc.

                                        By /s/ Rick Green
                                           ------------------------
                                           Rick Green
                                           President and Chief Executive Officer

Dated: April 16, 2004